Exhibit 10.2

STOCK PURCHASE AGREEMENT
(Standard Form)

This Stock Purchase Agreement (this “Agreement”) is made as of January 9, 2003, by and between Spring Hill Camps (“Seller”), and Bonanza Master Fund.  In addition, AirNet Systems, Inc., an Ohio corporation (the “Company”) is a party to this Agreement for the limited purpose of being subject and bound by the provisions of Section 7 below and Exhibit III attached hereto.

RECITALS:

WHEREAS, Seller desires to sell (the “Offering”), on or before January 9, 2003, up to an aggregate of 256,800 shares (the “Offered Shares”) of the common shares, par value $0.01 per share (the “Common Stock”), of the Company, in one or more blocks of stock; and

WHEREAS, Buyer desires to purchase from Seller, 40,000 of the Offered Shares (the “Purchased Shares”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.                                       Subject to the terms and conditions hereof, Buyer agrees to purchase from Seller, and Seller agrees to sell to Buyer, the Purchased Shares, with such Purchased Shares being sold by Seller to Buyer free and clear of all claims, liens, or encumbrances of any kind, except as described in Section 5 below.

2.                                       The purchase price for the Purchased Shares shall be $4.25 per share ($170,000 in the aggregate (the “Purchase Price”)).  Stonegate Securities, Inc. a Texas corporation (“Stonegate”), is acting as selling agent for Seller in connection with the offer and sale of the Offered Shares.  Stonegate has established an escrow arrangement with Bank of Texas, NA (“Escrow Agent”), pursuant to an Escrow Agreement, in substantially the form attached hereto as Exhibit I (the “Escrow Agreement”).  Simultaneously with the execution and delivery of this Agreement: (i) Buyer, Stonegate and Escrow Agent shall each execute and deliver to each other the Escrow Agreement; and (ii) Buyer shall deliver to Stonegate an executed copy of the Selling Stockholder Questionnaire, a copy of which is attached hereto as Exhibit II (collectively, the “Buyer Items”).  Upon receipt of satisfactory evidence that a certificate for the Purchased Shares has been issued to Buyer (which evidence may consist of a facsimile transmission of a copy of such certificate), Buyer shall wire transfer the Purchase Price to Escrow Agent at the account specified in writing by Escrow Agent.

In connection with the sale of the Purchased Shares to Buyer (including Escrow Agent’s receipt of the Buyer Items), Seller shall deliver certificates representing the Purchased Shares (duly endorsed for transfer with Medallion signature guarantees) to the Company’s transfer agent, together with an instruction letter which instructs the transfer agent to deliver the Purchased Shares to Buyer, and Seller shall deliver a copy of such instruction letter to Buyer.  The transfer agent shall cause such transfer to occur and will inform Stonegate in writing that a certificate for the Purchased Shares has been delivered to Buyer, and upon written notice from Buyer that it has received such certificate, Stonegate shall inform Escrow Agent in writing of such occurrence and Escrow Agent shall deliver the Purchase Price to Seller, less fees payable to Stonegate, as provided in the Escrow Agreement.

3.                                       Seller represents and warrants to Buyer that (a) Seller is not in possession of material, non-public information about the Company; (b) Seller is the sole record and beneficial owner of all right, title and interest in and to the Purchased Shares and has good and valid title to the Purchased Shares and Seller has complete and unrestricted power and the unqualified right to sell, assign, transfer and deliver the Purchased Shares to Buyer, and upon consummation of the transactions contemplated by this Agreement, Buyer will acquire good and valid title to the Purchased Shares, free and clear of all liens and encumbrances, other than those imposed by the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws; (c) the offer and sale of the Purchased Shares do not violate, conflict with or breach any agreement, order or decree to which Seller may be a party; (d) there are no legal or governmental actions, suits or proceedings pending or, to Seller’s knowledge, threatened which might prevent or might reasonably be expected to have a material adverse effect on the offer and sale of the Purchased Shares to Buyer; and (e) the offer and sale of the Purchased Shares to Buyer are exempt from the registration requirements of the Securities Act and applicable state securities laws (assuming the accuracy of Buyer’s representations and warranties set forth in Section 4 below); (f) this Agreement has been authorized by all necessary action on the part of Seller and represents the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms; and (g) Seller is able to pay Seller’s debts and obligations as they become due and Seller is not insolvent or the subject of bankruptcy or any similar proceeding.

4.                                       Buyer hereby represents and warrants that Buyer is: (a) acquiring the Purchased Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act, covering the Purchased Shares, or (ii) pursuant to an applicable exemption under the Securities Act; and (b) Buyer is an “accredited investor” as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act.

5.                                       Buyer understands that Seller may be an affiliate of the Company under Federal securities laws, that the Purchased Shares will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Purchased Shares will be considered “restricted securities” under federal securities laws, and that under such laws and applicable regulations the Purchased Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.  In this connection, Buyer represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Purchased Shares.

6.                                       It is agreed and understood by Buyer that the certificates representing the Purchased Shares shall conspicuously contain on the face or back thereof a legend in substantially the following form until the Purchased Shares are sold pursuant to an effective registration statement under the Securities Act or in a transaction involving a public offering, including a sale pursuant to Rule 144 under the Securities Act:

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.                                       The Company has an interest in maintaining an orderly market for the purchase and sale of Common Stock.  Accordingly, in connection with the purchase and sale of the Offered Shares, the Company hereby grants to Buyer, the registration rights set forth in Exhibit III attached hereto.  It is an express condition to Buyer’s obligations under this Agreement that the Company grant such rights to Buyer, and Seller and the Company acknowledge that Buyer would not purchase the Purchased Shares without the rights granted herein.  The Company intends to grant to other purchasers of Offered Shares identical registration rights.  The Company is eligible to register the offer and resale of the Purchased Shares by Buyer on a registration statement on Form S-3, and the Company meets the requirements for continued listing on the New York Stock Exchange.

8.                                       The closing of the purchase and sale of the Purchased Shares  (the “Closing”) shall take place at the offices of Stonegate, 5950 Sherry Lane, Suite 410, Dallas, Texas 75225, at such time as all of the Closing Items have been delivered as provided in Section 2 above.

9.                                       This Agreement and its application shall be governed under the laws of the State of Ohio, without regard to the conflict of laws provisions thereof.  Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to a non-binding arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association, which arbitration shall be held in a major city which is as close to both parties as possible.  It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

10.                                 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document. For purposes of executing this Agreement, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document.

11.                                 This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, representatives, successors, and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BUYER:

By:	/s/ Bernay Box
Printed:	Bernay Box

SELLER:

By:	/s/ Michael D. Perry
Printed:	Michael D. Perry

The undersigned, AirNet Systems, Inc., has executed this Agreement for the limited purpose of being bound by and subject to the provisions of Section 7 above and Exhibit III attached hereto.

AIRNET SYSTEMS, INC.

By:	/s/ William R. Sumser
Title:	CFO

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EXHIBIT I

Form of Escrow Agreement

[See attached document]

i-1

ESCROW AGREEMENT

This Escrow Agreement (the “Agreement”) is made as of January 9, 2003, by and among the persons and entities who have executed signature pages hereto as “Buyers” (each, a “Buyer” and collectively, the “Buyers”), Bank of Texas, NA (the “Escrow Agent”) and Stonegate Securities, Inc. (“Stonegate”).

Recitals

1.                                       The Escrow Agent has been advised that Stonegate is organized under the laws of the State of Texas.

2.                                       Spring Hill Camps (“Seller”) has engaged Stonegate in connection with Seller’s proposed sale (the “Offering”) of up to 256,800 shares (the “Offered Shares”) of the common shares, par value $0.01 per share (the “Common Stock”), of AirNet Systems, Inc., an Ohio corporation (the Company”).  The Offering will be made pursuant to Stock Purchase Agreements between Seller and each Buyer, the form of which is attached hereto as Exhibit A for reference.

3.                                       The Escrow Agent has been advised that Stonegate, which is a member of the National Association of Securities Dealers, Inc. proposes to offer the Offered Shares, as agent of Seller.

4.                                       In compliance with Rule 240.15c2-4 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, Stonegate proposes to establish an escrow account (the “Escrow Account”) with the Escrow Agent.

5.                                       The Escrow Agent is willing to establish the Escrow Account on the terms and subject to the conditions hereinafter set forth.

Agreement

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

1.                                       Establishment of Escrow Account. On or prior to the date of the commencement of the Offering (the “Commencement Date”), Stonegate and the Escrow Agent shall establish, and by execution of this Agreement hereby agree to establish, the Escrow Account with the trust department of the Escrow Agent, which account shall be entitled “Bank of Texas, NA as Escrow Agent for Spring Hill Camps.”

2.                                       Escrow Period.  The escrow (the “Escrow Period”) shall begin on the Commencement Date and shall terminate on January 31, 2003, unless the Escrow Agent is notified in writing by Stonegate that the Offering has been terminated, at which time the Escrow Period shall terminate; provided, however, that the Escrow Period shall not terminate until all Proceeds have been disbursed or paid to a successor escrow agent pursuant to the terms of this Agreement.

3.                                       Deposits in the Escrow Account.

(a)                                  The gross proceeds from the sale of the Offered Shares (the “Proceeds”) will be deposited in the Escrow Account by Buyers with the Escrow Agent on the terms and conditions hereinafter set forth.

(b)                                 The Offered Shares are being offered and sold at a purchase price of $4.25 per share (the “Purchase Price”).  The aggregate Purchase Price for the Offered Shares shall be payable to the Escrow Agent through wire transfers.  Upon request, Stonegate will furnish the Escrow Agent with confirmation of a Buyer’s name, address and amount of Offered Shares purchased.

(c)                                  The Proceeds are to be held in escrow until disbursed in accordance with Section 4 below.

4.                                       Disbursements from the Escrow Account.

(a)                                  The Escrow Agent shall hold all the Proceeds in the Escrow Account until given instruments in writing by Stonegate (with a copy to the Buyers) as to the disposition thereof. A closing shall occur (a “Closing”), as to the purchase of any Offered Shares by a Buyer, when the following occurs: (i) Stonegate advises the Escrow Agent in writing that Stonegate has received: (1) a Purchase Agreement executed by such Buyer, Seller and the Company; (2) a signature page of such Buyer to this Agreement; (3) an executed Selling Stockholder Questionnaire (in the form attached to the Purchase Agreement) from such Buyer; and (4) a written notice from Buyer that Buyer has received a certificate representing the Offered Shares purchased by such Buyer; and (ii) the Escrow Agent has received a wire transfer from such Buyer equal to the aggregate Purchase Price for the Offered Shares being purchased by such Buyer.  Upon a Closing of the Offering, Escrow Agent will remit to Seller the aggregate Purchase Price for the Offered Shares being purchased by such Buyer less a placement agency fee to Stonegate as agreed to by Stonegate and Seller, and as provided in writing to Escrow Agent by Stonegate, which fee shall be remitted to Stonegate.

(b)                                 Notwithstanding the provisions set forth in paragraph (a) above, at any time prior to the expiration of the Escrow Period, Stonegate by written request, may direct the Escrow Agent to refund to any prospective Buyer all or any portion of the Proceeds received by the Escrow Agent from such potential Buyer (unless such funds have been previously released in accordance with paragraph (a) above), and the Escrow Agent shall, upon receipt of such written request, make such a refund; provided, however, that in no event shall the Escrow Agent be obligated to refund any amount to any prospective Buyer unless and until such amount is, to the Escrow Agent’s satisfaction, available in cleared funds.

(c)                                  Upon the disbursement of any Proceeds held in the Escrow Account pursuant to any of (a) or (b) above, the Escrow Agent will be under no further responsibility with respect to this Agreement. In this regard it expressly is agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of collected funds received by the Escrow Agent.

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5.                                       Rights, Duties, and Responsibilities of Escrow Agent.

It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature. It is further agreed that:

(a)                                  The Escrow Agent is not a party to, and is not bound by, or charged with notice of, any agreement out of which this escrow may arise. The Escrow Agent shall not be bound by any modification, amendment or revision of this Agreement unless the same shall be in writing and signed by the parties hereto.

(b)                                 The Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof. Further, the Escrow Agent shall not be responsible for determining (i) the accuracy of any notices or instructions delivered hereunder, or the form of execution thereof, or (ii) the identity or authority of any person executing or delivering this Agreement, any property delivered hereunder, or any instructions delivered in connection herewith.

(c)                                  In the event the Escrow Agent becomes involved in any claim, controversies or legal proceedings in connection with this escrow, Stonegate and Seller agree to indemnify and save the Escrow Agent harmless from all loss, cost, damages, expenses, including attorneys’ fees suffered or incurred by the Escrow Agent as a result thereof.  Payment of such costs, damages, expenses, or fees shall be paid by Seller or Stonegate within a reasonable period of time not to exceed 30 days after billing. In the event that payment is not received by the Escrow Agent within 30 days after billing, the Escrow Agent’s costs, damages, expenses and fees may be deducted from the amounts deposited in the Escrow Account. The obligations of Stonegate and Seller under this paragraph shall be performable at the office of the Escrow Agent in Dallas, Texas, and shall survive the termination of this Agreement for any reason whatsoever.

(d)                                 The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Escrow Agent in good faith believes to be genuine and what it purports to be.

(e)                                  The Escrow Agent shall not be liable for anything that it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

(f)                                    The Escrow Agent may, at its sole discretion, consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.  Seller and Stonegate agree to reimburse the Escrow Agent for any legal fees incurred by the Escrow Agent in connection with its serving as Escrow Agent hereunder.

(g)                                 In the event of any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, is in doubt as to what action it should take hereunder, the Escrow

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Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been settled and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

(h)                                 Notwithstanding any other provision of this Agreement, should any controversy arise between the undersigned with respect to this Agreement or with respect to the right to receive the property or funds held by the Escrow Agent under this Agreement, the Escrow Agent shall have the right to institute a bill of interpleader in a court of competent jurisdiction to determine the rights of the parties and to deposit such property or funds into the registry of the court.

(i)                                     Seller will pay the Escrow Agent a set up fee of $2,000 for the normal services hereunder. In addition, Seller will pay all reasonable legal fees, expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its services, provided, however, such expenses shall not exceed $2,500.

6.                                       Amendment; Resignation.

(a)                                  This Agreement and/or the terms of the Offering to the extent it affects this Agreement, may be altered or amended only with the written consent of all of the parties hereto.

(b)                                 Should Stonegate attempt to change this Agreement and/or the terms of the Offering in a manner which, in the Escrow Agent’s sole opinion, is undesirable, the Escrow Agent may resign as escrow agent upon three days’ written notice to Stonegate, Seller and the Buyers; otherwise, it may resign as escrow agent at any time upon five days’ written notice to Stonegate, Seller and the Buyers.  In the case of the Escrow Agent’s resignation, its only duty shall be to hold and dispose of the Escrow Account in accordance with the original provisions of this Agreement until a successor escrow agent shall be appointed, and written notice of the name and address of such successor escrow agent shall be given to the Escrow Agent by Stonegate, whereupon the Escrow Agent’s only duty shall be to pay over to the successor escrow agent the Escrow Account, less any portion thereof previously paid out in accordance with the Agreement.

7.                                       Investments.  The Escrow Agent will invest the escrowed funds only as directed by Stonegate in writing. Stonegate acknowledges that any investment instructions received by the Escrow Agent after 10:00 AM, Dallas, Texas time, may not be effected until the next business day, and only to the extent of escrowed funds actually received and collected at such time. It is agreed that the Escrow Agent or one of its affiliate, may retain any such fees which either are received with respect to the assets of the Escrow Account so invested, and any conflict of interest which might arise from such investment is waived.

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8.                                       Governing Law and Assignment.  This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without regard to the conflict of laws provisions thereof, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this Agreement or with respect to the Escrow Account shall be void as to the Escrow Agent unless: a) written notice thereof shall be given to the Escrow Agent, and b) the Escrow Agent shall have consented in writing to such assignment or transfer.

9.                                       Notices.  Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing. The Escrow Agent shall be deemed to have delivered and given any notice or other item required to be delivered under this Agreement upon the deposit thereof by the Escrow Agent in the U.S. mail by registered or certified mail, postage prepaid or sent by overnight delivery, local delivery, or by facsimile and addressed as follows:

Broker:	Stonegate Securities, Inc.
Attn: Jesse Shelmire
5950 Sherry Lane, Suite 410
Dallas, Texas 75225
	Telephone:	214-987-4121
	Facsimile:	214-987-1981

Copy to:	Richard F. Dahlson
Jackson Walker L.L.P.
2435 N. Central Expressway, Suite 600
Richardson, Texas 75080

Buyers:	At the addresses listed on each Buyer’s signature page to this Agreement

Any notice, instruction or other item to the Escrow Agent shall be deemed to have been given only when received by the Escrow Agent. Such notice may be given by any accepted means of communication including but not limited to in person, by telegram or by U.S. mail or sent by overnight delivery, local delivery service or by facsimile transmission at the following address:

Escrow Agent:	Bank of Texas, NA
Attn: Mr. John E. Wyne
5956 Sherry Lane, Suite 1100
Dallas, Texas 75225
	Telephone:	214 987-8833
	Facsimile:	214 987-8890

A U.S. post office registered or certified mail receipt showing delivery as aforesaid, or delivery service receipt showing delivery as aforesaid shall be conclusive evidence of the date and fact of delivery. Any party hereto may change the address to which notices are to be delivered by giving to the other parties not less than ten days’ written notice thereof.

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10.                                 Severability.  If any provision of the Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

11.                                 Execution in Counterparts.  This Agreement may be executed in counterparts or by separate instruments, and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

12.                                 Pronouns.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require.

13.                                 Captions.  All captions are for convenience only and shall not limit or define the text thereof.

14.                                 Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings (written or oral) of the parties in connection herewith.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day first above written.

STONEGATE SECURITIES, INC.

By:
Printed Name:
Title:

BANK OF TEXAS, N.A.

By:
Printed Name:
Title:

Buyers:

[See attached signature pages]

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SIGNATURE PAGE OF
BUYER
TO ESCROW AGREEMENT

This Signature Page to the Escrow Agreement, by and among                                                                                                 [Seller’s Name], Bonanza Capital [Buyer’s Name], the other persons and entities who have executed signature pages hereto as “Buyers”, Bank of Texas, NA and Stonegate Securities, Inc., is hereby executed by the undersigned, as a “Buyer”, as of the date of the Escrow Agreement.

If an individual:

Printed Name:

If a legal entity:

Bonanza Capital, Ltd.
(type in name)
By:
Title:

Address:

EXHIBIT II

Selling Stockholder Questionnaire

[See attached document]

II-1

SELLING STOCKHOLDER QUESTIONNAIRE

Information Required for
Registration of Shares of Airnet Systems, Inc.

The following information is required in order to register the common stock of AirNet Systems, Inc. (the “Company”) that you recently purchased or are in the process of purchasing from Spring Hill Camps (“Seller”).  Under the terms of that purchase, the Company has granted to you certain registration rights.  In order to conduct such a registration, please provide the information requested below to the Company.  Terms set forth in bold are defined below.

I.                                         Please list the Equity Securities of the Company or any of its subsidiaries which you or any Associate of yours owned on the date hereof either of record or Beneficially. Please list separately the Equity Securities you beneficially owned before the current private placement, and the Equity Securities you purchased or are purchasing in the current private placement.  Please name each Associate owning any such securities.

ANSWER:

On the date hereof such ownership was as follows:

Issuer and Description of Security	Number of shares (or principal amount) registered on the books of the Company in my name of which I am the beneficial owner	Number of shares (or principal amount) registered on the books of the Company in my name of which I am not the beneficial owner	Number of shares (or principal amount) beneficially owned by me but not registered in my name

Company Common Stock (shares owned before current private placement)

Company Common Stock (shares being purchased in current private placement)

Other:

Equity Securities Beneficially Owned by the following Associates:

Name of Associate	Issuer and Description of Security	Number of Shares (or Principal Amount)

For the shares listed above please provide the names and titles of any person who shares voting and/or investment power and indicate the number of shares covered.

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Name of Person	Issuer and Description of Security	Number of Shares (or Principal Amount)

Associate is defined as:

a.                                       Any corporation or organization of which you are an executive officer, director, a nominee for election as director or partner or in which you are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;

b.                                      Any trust or other estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity; and

c.                                       Your immediate family, including your spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

Beneficially Owned securities include, in general, the following:

a.                                       securities held by you for your own benefit, whether in bearer form, registered in your own name, or otherwise;

b.                                      securities held by another for your benefit (regardless of how they were registered), such as, for example, securities held for you by custodians, brokers, relatives, trustees (including trusts in which you have only a remainder interest), securities held for your account by pledgees, shares owned by a partnership in which you are a partner, and shares owned by a corporation controlled by you;

c.                                       securities from which you obtain benefits substantially equivalent to the benefits of ownership, such as, for example, securities held by your spouse, your minor children, or by your relatives or relatives of your spouse with whom you share your home, if income from the securities is applied to maintain the common home, is used to meet expenses which you would otherwise meet from other sources, or in any other way results in your obtaining benefits substantially equivalent to ownership; and

d.                                      securities as to which you have investment or voting power; but would not ordinarily include:

(i)                                     securities held by you for the benefit of someone else; or

(ii)                                  securities held by your relatives or relatives of your spouse other than those listed in (c) above, unless by reason of a contract, understanding, relationship, agreement, or other arrangement you have benefits substantially equivalent to ownership or have the power to revest full legal or other title to yourself without payment of other than a nominal consideration.

II.                                     State whether some or all of the shares legally or beneficially owned by you or an Associate have, directly or indirectly, been sold, offered for sale, contracted for sale, or are subject to any purchase option or other method of transfer or disposition.  If such a sale, transfer, or disposition has been made with respect to any of the Shares, provide a written agreement evidencing the sale, transfer or other disposition.

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III.                                 Describe your intended method of disposition of the shares after registration.

IV.                                List any position, office, or other material relationship which you have had within the past three years with the Company.

V.                                    Pursuant to the “Selling Stockholder” section of any registration statement, please state your or your organization’s name exactly as it should appear in such registration statement:

The foregoing statements are true and accurate to the best of my information and belief, and I will notify the Company of any change in the foregoing answers.

FOR INDIVIDUAL(S)	FOR CORPORATIONS, PARTNERSHIP OR TRUSTS

(A)
Bonanza Capital, Ltd.
Name of Buyer [Please Print]	Name of Buyer [Please Print]

By:

Signature	Title:

(B)

Name of Buyer [Please Print]

Signature

FOR ALL BUYERS:

Date and Place of Execution:

Date:	Place:

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EXHIBIT III

Registration Rights

1.                                       Definitions.

(a)                                  As used in this Exhibit III, the following terms shall have the meanings specified below:

(i)                                     “Affiliate,” of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person.  For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms “controlling” and “controlled” have the respective meanings correlative to the foregoing.

(ii)                                  “Commission” means the Securities and Exchange Commission.

(iii)                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(iv)                              “Investors” means all persons and entities purchasing Offered Shares from Seller pursuant to the terms and conditions of the Agreement or Stock Purchase Agreements in form and substance substantially similar to the Agreement and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Exhibit III and the applicable Stock Purchase Agreement.

(v)                                 “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

(vi)                              “Prospectus” means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

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(vii)                           “Public Offering” means a firm commitment underwritten offering registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

(viii)                        “Registrable Securities” means the Offered Shares purchased by Investors; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Exhibit III when it no longer is a Restricted Security.

(ix)                                “Registration Statement” means a registration statement of the Company filed on Form S-3 under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.  In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

(x)                                   “Restricted Security” means any share of Common Stock except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

(xi)                                “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(xii)                             “Stock Purchase Agreements” means the Stock Purchase Agreement to which this Exhibit III is attached and the other stock purchase agreements executed as part of the Offering (as defined in the Stock Purchase Agreement).

(b)                                 All capitalized terms used and not defined herein have the respective meaning assigned to them in the Agreement to which this Exhibit III is attached.

2.                                       Registration.

(a)                                  Filing and Effectiveness of Registration Statement.  The Company shall prepare and file with the Commission not later than thirty business days following the final closing (the “Final Closing”) of sales of Offered Shares under the Offering (the “Filing Deadline”) a Registration Statement relating to the offer and sale of the Registrable Securities by the Investors and shall use all commercially reasonable efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable, but not later than 90 days after the Final Closing.  If the Final Closing has not occurred by December 26, 2002, then it shall be deemed to have otherwise occurred on December 26, 2002.  All of the

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shares of Common Stock sold in the Offering shall be included in such Registration Statement; provided, however, that the Company shall not be required to include in the Registration Statement Registrable Securities of any Investor who has failed to provide the Company with the information pertaining to such Investor that is required to be included in such Registration Statement pursuant to Item 507 and/or Item 508 of Regulation S-K.  The Company shall notify the Investors in writing by telecopy or e-mail notice that such Registration Statement has been declared effective by the Commission on the date of such declaration by the Commission.  The Company agrees to keep such Registration Statement effective until the earlier of: (i) the passage of thirty months from the effective date of such Registration Statement; or (ii) the date on which all Registrable Securities may be resold by all Investors by reason of Rule 144(k) under the Securities Act or any other rule of similar effect.

(b)                                 Piggyback Registration Rights.  (i) Without limiting the obligations of the Company pursuant to Section 2(a) above, until such date as the Registration Statement to be filed in accordance with Section 2(a) is declared effective by the Commission, if the Company proposes to register any of its Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of common stock of the Company issuable upon exercise of employee or consultant share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to the Investors, which notice shall set forth such Investors’ rights under this Section 2(c) and shall offer the Investors the opportunity to include in such registration statement such number of Registrable Securities as the Investors may request.  Upon the written request of an Investor made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investors), the Company will use all reasonable commercial efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investors, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves a Public Offering, the Investors must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Common Stock pursuant to this Section 2(b) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Common Stock, the Company shall give written notice to the Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  The Company’s obligations under this Section 2(b) shall terminate on the date that the Registration Statement to be filed in accordance with Section 2(a) is declared effective by the Commission. (ii) If a registration pursuant to this Section 2(b) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock, if any, or other shares of Common Stock that the Company and the Investors intend to include in such registration exceeds the largest number of shares of Common Stock (including any other shares of Common Stock or warrants of the Company) that can be sold without having a material adverse effect on such Public Offering (the “Maximum

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Offering Size”), the Company will include in such registration only that number of shares of Common Stock which does not exceed the Maximum Offering Size, in the following order of priorities: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Investors pursuant to this Exhibit III.

If as a result of the proration provisions of this Section 2(b), the Investors are not entitled to include all such Registrable Securities in such registration, such Investors may elect to withdraw their request to include any Registrable Securities in such registration.

Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(b) hereof at any time that such Registrable Securities are the subject of an effective registration statement.

3.                                       Obligations of the Company.  In connection with the registration of the Registrable Securities, the Company shall use all commercially  reasonable efforts to:

(a)                                  Subject to the provisions of Section 3(q) hereof, promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of thirty months from the date the Registration Statement is first declared effective by the Commission (the “Effective Time”) or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus or otherwise cease to be Registrable Securities (the “Registration Period”) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the Company’s obligations hereunder shall terminate as to any investor at such time as that Investor’s Registrable Securities can be sold under Rule 144(k);

(b)                                 During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

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(c)                                  (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof (including a copy of the accountant’s consent letter to be included in the filing) to the Investors and Stonegate Securities, Inc. (“Stonegate”) and reflect in such documents all such comments as the Investors and Stonegate reasonably may propose (including comments as to the Investors’ plans of distribution); and (ii) furnish to Stonegate for delivery to each Investor whose Registrable Securities are included in the Registration Statement, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(d)                                 (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of all jurisdictions requiring blue sky registration or qualification, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(d) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e)                                  As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

(f)                                    Notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

(g)                                 Cause all the Registrable Securities covered by the Registration Statement to be listed, not later than the date that Registration Statement is declared effective by the Commission, on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class

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or series issued by the Company are then listed or included; deliver to the New York Stock Exchange copies of the Prospectus that constitute part of the effective Registration Statement in satisfaction of Rule 153 under the Securities Act; and use reasonable best efforts during the Registration Period to continue to meet the requirements for use of Form S-3 for registration of its shares;

(h)                                 Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(i)                                     Reasonably cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investors may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

(j)                                     Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(k)                                  Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(l)                                     In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(m)                               In connection with any underwritten offering, make such representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

(n)                                 In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are

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customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the date the Registration Statement is first declared effective or most recent post- effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

(o)                                 In connection with any underwritten offering, obtain “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with secondary underwritten offerings;

(p)                                 In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the managers, if any;

(q)                                 Notwithstanding anything to the contrary in Section 3, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Investors in writing in advance of, or on the same date on which, the Grace Period ends; and, provided further, that during the Registration Period, there shall be only three Grace Periods (not to exceed 30 days each) nor more than one Grace Period (not to exceed 30 days each) in any six-month period.  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the date specified as the Grace Period ending date in the notice referred to in clause (ii).

Notwithstanding the foregoing, the Company shall have no obligations under Section 3(l) through (p) unless it is effecting an underwritten offering pursuant to Section 2(b).

4.                                       Obligations of the Investors.  In connection with the registration of the Registrable Securities, the Investors shall have the following obligations, which obligations shall be several and not joint:

(a)                                  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Exhibit III with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding

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itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the “Requested Information”) if such Investor elects to have any of its Registrable Securities included in the Registration Statement.

(b)                                 Each Investor by its acceptance of the Registrable Securities agrees to cooperate in all reasonable respects with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement;

(c)                                  As promptly as practicable after becoming aware of such event, notify the Company of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(d)                                 Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(e) or 3(f), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.                                       Expenses of Registration.  All expenses, other than underwriting discounts and commissions arising from sales of Registrable Securities, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees, not to exceed $5,000.00, of one legal counsel, who will represent all of the holders of the Registrable Securities shall be borne by the Company (as selected by holders of a majority of the Registrable Securities being registered pursuant to Section 3).

6.                                       Indemnification and Contribution.

(a)                                  The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors, trustees, employees, advisors, legal counsel and accountants and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages

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or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person written notice that such Prospectus is outdated or defective.

(b)                                 Indemnification by the Investors and Underwriters.  Each Investor agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers, employees, advisors, legal counsel and accountants and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (y) an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor or underwriter expressly for use therein; or (z) in the case of the occurrence of an event of the type specified in Section 3(e) above, the use by the Indemnified Person of an outdated or defective Prospectus after the Indemnified Person has received from the Company written notice that such Prospectus is outdated or defective; provided, however, that no Investor or underwriter shall be liable under this Section 6(b) for any amount in excess of the net proceeds paid to such Investor or underwriter in respect of shares sold by it; and (ii) reimburse the Company for any reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

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(c)                                  Notice of Claims, Etc.  Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party shall notify the party against whom indemnification pursuant to this Section 6 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ one separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) counsel to the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (i), (ii) or (iii) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

(d)                                 Contribution.  If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if

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contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Investors and any underwriters in this Section 6(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)                                  Notwithstanding any other provision of this Section 6, in no event shall any (i) Investor be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the net proceeds to be received by such Investor from the sale of such Investor’s Registrable Securities pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act.

(f)                                    The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

7.                                       Rule 144.  With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)                                  comply with the provisions of paragraph (c) (1) of Rule 144; and

(b)                                 use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

8.                                       Assignment.  The rights to have the Company register Registrable Securities pursuant to this Exhibit III may be assigned or transferred only with the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed), and any such assignment or transfer without such consent shall be void and of no effect.  Notwithstanding the foregoing, such consent of the Company shall not be required with respect to: (i) any assignment or transfer of Registrable Securities to an Affiliate of Investor, including for this purpose if Investor is an investment company, any fund or account advised by Investor’s investment adviser

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or any Affiliate thereof; or (ii) any assignment or transfer of all of the Registrable Securities owned by an Investor.  In the event of any such permitted assignment or transfer by the Investors to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and State Acts.

9.                                       Amendment and Waiver.  Any provision of this Exhibit III may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority interest of the Registrable Securities.  Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company.

10.                                 Miscellaneous.

(a)                                  A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)                                 Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service as follows, and shall be deemed given three days following the date of mailing, in the case of a notice sent by certified mail, or, in all other cases, when actually received.

If to the Company, to:	AirNet Systems, Inc.
3939 International Gateway
Columbus, Ohio 43219
	Attention:	Joel Biggerstaff
President and Chief Executive Officer

If to the Investors, to:	Each Investor at the address provided in its executed Stock Purchase Agreement

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The Company or any Investor may change the foregoing address by notice given pursuant to this Section 10(b).

(c)                                  Failure of any party to exercise any right or remedy under this Exhibit III or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)                                 This Exhibit III shall be governed by and interpreted in accordance with the laws of the State of Ohio, without regard to the conflict of laws provisions thereof.

(e)                                  If any term, provision, covenant or restriction of this Exhibit III is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f)                                    The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Exhibit III or otherwise conflicts with the provisions hereof.  The restrictions on the Company’s rights to grant registration rights under this paragraph shall terminate on the date all Registrable Securities have been registered pursuant to a Registration Statement that has been declared effective by the Commission.

(g)                                 This Exhibit III and the various Stock Purchase Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein.  This Exhibit III and such Stock Purchase Agreements supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

(h)                                 Subject to the requirements of Section 8 hereof, this Exhibit III shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(i)                                     All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(j)                                     The headings in this Exhibit III are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

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Schedule A to Exhibit 10.2

Spring Hill Camps and AirNet Systems, Inc. are parties to Stock Purchase Agreements with the investors identified below which are substantially identical to the Stock Purchase Agreement, dated as of January 9, 2003, between Spring Hill Camps and Bonanza Master Fund, Ltd. with AirNet Systems, Inc. as a party for purposes of the registration rights provisions contained in Section 7 thereof and Exhibit III attached thereto:

Name of Investor	Date of Stock Purchase Agreement	Number of Common Shares Purchased	Aggregate Purchase Price for Common Shares Purchased

Heartland Value Fund	1/9/03	200,000	$850,000

Gryphon Master Fund, L.P.	1/9/03	16,800	$71,400

Each of the foregoing Stock Purchase Agreements has been omitted in reliance upon Instruction 2 to Item 601 of Regulation S-K.